UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2020
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On December 4, 2020, LivePerson, Inc. (“LivePerson” or the “Company”) completed its previously announced private offering (the “Note Offering”) of an aggregate of $517.5 million principal amount of its 0% Convertible Senior Notes due 2026 (the “Notes”), which included $67.5 million pursuant to the exercise in full by the initial purchasers of the Notes of their option to purchase additional Notes. The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

On December 4, 2020, LivePerson entered into an Indenture relating to the issuance of the Notes (the “Indenture”) by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will not bear regular cash interest and the principal amount of the Notes will not accrete. The Notes may bear special interest under specified circumstances relating to LivePerson’s failure to comply with its reporting obligations under the Indenture or if the Notes are not freely tradeable as required by the Indenture. The Notes are convertible into cash, shares of LivePerson’s common stock or a combination of cash and shares of LivePerson’s common stock, at LivePerson’s election. The Notes will mature on December 15, 2026, unless earlier converted, repurchased or redeemed.

The net proceeds from the Note Offering are expected to be approximately $505.2 million, after deducting the initial purchasers’ discount and estimated offering expenses payable by LivePerson. LivePerson used a portion of the net proceeds from the Note Offering to pay the cost of the capped call transactions described below. LivePerson intends to use the remainder of the net proceeds from the Note Offering for general corporate purposes, which may include acquisitions or other strategic transactions.

Holders of the Notes may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding August 15, 2026, in multiples of $1,000 principal amount, only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2021 (and only during such calendar quarter), if the last reported sale price of LivePerson’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for the Notes on each applicable trading day as determined by LivePerson; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the “trading price” (as defined in the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of LivePerson’s common stock and the conversion rate for the Notes on each such trading day; (3) with respect to any Notes that LivePerson calls for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date; or (4) upon the occurrence of specified corporate events. On or after August 15, 2026, holders may convert all or any portion of their Notes at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date, regardless of the foregoing circumstances.

The initial conversion rate is 13.2933 shares of LivePerson’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $75.23 per share of LivePerson’s common stock). The conversion rate for the Notes is subject to adjustment if certain events occur, but will not be adjusted for any accrued and unpaid special interest. In addition, following certain corporate events that occur prior to the maturity date, or if LivePerson delivers a notice of redemption, LivePerson will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or notice of redemption, as the case may be.

LivePerson may redeem all or part of the Notes for cash, at its option, on or after December 20, 2023 if the last reported sale price of its common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which LivePerson provides notice of redemption at a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any, to, but excluding, the redemption date. No sinking fund is provided for the Notes.

If LivePerson undergoes a fundamental change (as defined in the Indenture) prior to the maturity date, holders may require LivePerson to repurchase for cash all or any portion of their Notes in principal amounts of $1,000 or a multiple thereof at a fundamental change repurchase price equal to 100% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid special interest, if any, to, but excluding, the fundamental change repurchase date.

The Notes are LivePerson’s senior unsecured obligations and rank senior in right of payment to any of LivePerson’s indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to all of LivePerson’s existing and future liabilities that are not subordinated, including LivePerson’s $230 million aggregate principal amount of 0.750% convertible senior notes due 2024; effectively junior in right of payment to any of LivePerson’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of LivePerson’s current or future subsidiaries.

The Indenture also contains customary events of default. If any event of default (other than certain events of bankruptcy, insolvency or reorganization involving the Company) occurs and is continuing, then, following any applicable grace period, the Trustee, by written notice to the Company, or holders of at least 25% of the aggregate principal amount of Notes then outstanding, by written notice to the Company and the Trustee, may declare the aggregate principal amount of, and all accrued and unpaid special interest, if any, on, all of the Notes then outstanding to become due and payable immediately. If an event of default involving certain events of bankruptcy, insolvency or reorganization involving the Company occurs, then the principal amount of, and all accrued and unpaid special interest, if any, on, all of the Notes then outstanding will immediately become due and payable without any declaration or other act on the part of the Trustee or any holder of Notes. However, notwithstanding the foregoing, the Company may elect, at its option, that the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture consist exclusively of the right of the holders of Notes to receive special interest on the Notes for up to 360 calendar days during which such event of default has occurred and is continuing, at a specified rate for the first 180 calendar days of 0.25% per annum, and thereafter at a rate of 0.50% per annum, on the aggregate principal amount of the Notes.

U.S. Bank National Association is the trustee under the Indenture governing LivePerson’s existing 0.750% convertible senior notes due 2024.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Indenture and the Form of 0% Convertible Senior Notes due 2026, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Capped Call Transactions

On December 1, 2020, concurrently with the pricing of the Notes, LivePerson entered into privately negotiated capped call transactions with Credit Suisse Capital LLC, through its agent Credit Suisse Securities (USA) LLC; Citibank, N.A.; Deutsche Bank AG, London Branch; Jefferies International Limited; and Société Générale (the “Option Counterparties”). On December 2, 2020, following the exercise in full by the initial purchasers of the Notes of their option to purchase additional Notes, LivePerson entered into additional privately negotiated capped call transactions with the Option Counterparties. The capped call transactions are expected generally to reduce the potential dilution to holders of LivePerson’s common stock upon conversion of the Notes and/or offset any cash payments LivePerson is required to make in excess of the principal amount of the converted Notes, as the case may be, upon any conversion of the Notes, with such reduction and/or offset subject to a cap initially equal to $105.58 (which represents a premium of approximately 100% over the last reported sale price of $52.79 per share of LivePerson’s common stock on December 1, 2020).

The capped call transactions are separate transactions, entered into by LivePerson with the Option Counterparties, are not part of the terms of the Notes, and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the capped call transactions.

LivePerson used approximately $46.1 million of the net proceeds from the Note Offering to pay the cost of the capped call transactions.

Affiliates of certain of the Option Counterparties have also acted as initial purchasers for the Note Offering, for which they received customary compensation.

The foregoing description of the capped call transactions does not purport to be complete and is qualified in its entirety by reference to the full text of (1) the Form of Base Capped Call Transaction Confirmation, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference and (2) the Form of Additional Capped Call Transaction Confirmation, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02. The Notes were sold to the initial purchasers for the Note Offering in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act and the Notes were resold to persons reasonably believed to be qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act. The Notes were sold to the initial purchasers for cash in an amount equal to 97.9% of their principal amount and were resold by the initial purchasers at an offering price of 100% of their principal amount. The Notes will be initially convertible into a maximum of 9,802,951 shares of LivePerson common stock underlying the Notes, assuming the largest make-whole increase to the conversion rate under the Indenture. Any shares of common stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders.

The offer and sale of the Notes and the common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding LivePerson that are not historical facts, including, among other things, statements relating to the potential effects of the capped call transactions and the expected use of proceeds from the Note Offering. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual future events or results to differ materially from such statements, including, but not limited to, prevailing market conditions and the impact of general economic, industry or political conditions in the United States or internationally. The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in the “Risk Factors” described in LivePerson’s Annual Report on Form 10-K for the year ended December 31, 2019 and in LivePerson’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, each of which has been filed with the Securities and Exchange Commission (the “SEC”), and in LivePerson’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. LivePerson undertakes no obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description

4.1	Indenture, dated as of December 4, 2020, by and between LivePerson, Inc. and U.S. Bank National Association, as Trustee.
4.2	Form of 0% Convertible Senior Notes due 2026 (included within the Indenture filed as Exhibit 4.1).
10.1	Form of Base Capped Call Transaction Confirmation.
10.2	Form of Additional Capped Call Transaction Confirmation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	December 7, 2020	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President of Policy and General Counsel